UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 2, 2008
                              (September 29, 2008)

                            ORE PHARMACEUTICALS INC.

               (Exact Name of Registrant as Specified in Charter)


          Delaware                     0-23317                    06-1411336
(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)



   610 Professional Drive, Suite 101, Gaithersburg, Maryland            20879
            (Address of principal executive office)                   (Zip Code)


       Registrant's telephone number, including area code: (240) 361-4400


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):


[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.135-4(c))


Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers


On September 29, 2008, the Board of Directors ("Board") of Ore Pharmaceuticals Inc. (the "Company"), approved an amendment and restatement of the Company's Executive Severance Plan (the "Plan"), originally adopted in 2001, to bring the Plan into compliance with Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations and other guidance promulgated thereunder ("Section 409A"). The Board also approved a form of amendment to the Company's employment agreements with Messrs. Dimmler, Rohrer and Staples and certain other officers to comply with Section 409A. In addition to certain changes made for reasons of clarification or ease of administration, as a result of these amendments,


     o Payments payable under the Plan and the agreements may be made as originally planned at time of termination up to the statutory exception limit, provided that the covered employee either began his employment on or after September 29, 2008, or agrees to certain limitations on the circumstances under which severance and termination payments may be made under the Plan and the agreements;
     o For executives employed prior to September 29, 2008 who do not agree to the amendments described in the previous bullet, the payment of certain compensation deemed to be non-qualified pursuant to Section 409A will be deferred for six months and a day.


The changes reflected in the amended and restated Plan and to the employment agreements do not increase the amounts payable or benefits provided by the Company under the Plan.



Item 9.01     Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number    Description
--------------    -----------
10.55(a)          Executive Severance Plan, as amended September 29, 2008


10.95(a) Form of amendment to Employment Agreement approved September 29, 2008 for employment agreements between Company and Charles
                  L. Dimmler, Philip L. Rohrer, Jr and F. Dudley Staples

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  ORE PHARMACEUTICALS INC.

Date: October 2, 2008                             By:   /s/ Philip L. Rohrer Jr.
                                                       -------------------------
                                                       Philip L. Rohrer Jr.
                                                       Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------
10.55(a)          Executive Severance Plan, as amended September 29, 2008


10.95(a) Form of amendment to Employment Agreement approved September 29, 2008 for employment agreements between Company and Charles
                  L. Dimmler, Philip L. Rohrer, Jr and F. Dudley Staples